                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                  NEXMED, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)


       ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                                  NEXMED, INC.
                             350 CORPORATE BOULEVARD
                         ROBBINSVILLE, NEW JERSEY 08691

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   -----------

To Our Stockholders:

         Notice is hereby given to all of the stockholders of NexMed, Inc. (the "Company") that the Annual Meeting of Stockholders (the "Annual Meeting") of the Company will be held on Monday, June 16, 2003, at 10:00 a.m., local time, at the Company's headquarter facilities at 350 Corporate Boulevard, Robbinsville, New Jersey for the following purposes:

          (1) To elect three persons to the Board of Directors of the Company, two to serve a three-year term and one to serve a one-year term, or until his successor is elected and qualified.

          (2) To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, as the Company's independent accountants for the year ending December 31, 2003.

         The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting or any adjournment or postponement thereof are to consider and act upon such other business as may properly come before this Annual Meeting or any adjournment or postponement thereof.

         All stockholders of record of the Company's common stock at the close of business on April 17, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.



By Order of the Board of Directors


/s/ Vivian H. Liu
------------------------
Vivian H. Liu
Secretary

April 30, 2003
Robbinsville, New Jersey



THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE THESE SHARES BY TELEPHONE AT (800) 240-6326 OR BY INTERNET AT HTTP://WWW.EPROXY.COM/NEXM/. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE ANY OF YOUR PROXIES IF YOU WISH AND VOTE IN PERSON. YOUR PROXIES ARE REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

                                                          MAILED TO STOCKHOLDERS
                                                         ON OR ABOUT MAY 7, 2003

                                  NEXMED, INC.
                             350 CORPORATE BOULEVARD
                         ROBBINSVILLE, NEW JERSEY 08691

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


GENERAL INFORMATION

         This Proxy Statement is furnished by the board of directors (the "Board" or "Board of Directors") of NexMed, Inc., a Nevada corporation ("NexMed" or the "Company"), in connection with the solicitation of proxies for use at NexMed's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, June 16, 2003, at 10:00 a.m., local time, at NexMed's headquarter facilities at 350 Corporate Boulevard, Robbinsville, New Jersey, and any adjournment or postponement thereof.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Vivian H. Liu, the Company's Secretary) a written notice of revocation or a properly executed proxy bearing a later date.

SOLICITATION AND VOTING PROCEDURES

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.001 per share (the "Common Stock"). The Company may use the services of Wells Fargo Shareowner Services in soliciting proxies and, in such event, the Company expects to pay approximately $10,000, plus out-of-pocket expenses, for such services. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

         The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on April 17, 2003 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock (the "Stockholders") entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were 28,968,160 shares of Common Stock outstanding.

         Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when the Stockholder has given instructions, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR the election of the nominees for directors named below and FOR Proposal No. 2.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         NexMed's Amended and Restated Articles of Incorporation divide the Company's Board of Directors into three classes, the term of office for each class arranged so that the term of office of one class expires at each successive Annual Meeting of Stockholders. The Board of Directors presently consists of five members as follows: Class I directors, Robert W. Gracy, Ph.D and Stephen M. Sammut whose terms expire in 2004; Class II director, Richard J. Berman, whose term expires in 2003 and, if re-elected at the Annual Meeting, in 2006 and Class III directors, Y. Joseph Mo, Ph.D. and James L. Yeager, Ph.D., whose terms expire in 2005.

         At the Annual Meeting, the Stockholders will elect three directors, one of whom to serve as a Class I director and two of whom to serve as Class II directors. The one nominated Class I and two nominated Class II directors who are elected at the Annual Meeting will serve until the Annual Meeting of Stockholders to be held in 2004 and 2006, respectively, and until such director's successor is elected or appointed and qualifies or until such director's earlier resignation or removal. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of each of the director nominees named below. The Board of Directors believes that nominees Martin R. Wade, III, and Richard J. Berman and Arthur D. Emil will stand for election and will, if elected, serve as Class I (Mr. Wade) and Class II (Messrs. Berman and Emil) directors, respectively. However, with respect to each nominee, in the event such nominee is unable or unwilling to serve as a Class I or as a Class II director at the time of the Annual Meeting, the proxies may be voted for any substitute nominee designated by the present Board of Directors to fill such vacancy, or the Board of Directors may be reduced to no less than three members in accordance with NexMed's Amended and Restated Articles of Incorporation.

NOMINEES FOR DIRECTOR

         The following information was furnished to the Company by the nominees.

         Richard J. Berman, is and has been a director of the Company since June 2002 and a member of the Executive Compensation Committee, the Audit Committee, the Finance Committee and the Nominating Committee of the Board of Directors since June 2002. His current term expires in 2003 and, if re-elected at the Annual Meeting, in 2006. Since 2000, Mr. Berman has been Chairman of the Board of KnowledgeCube Group, Inc., an internet commerce firm. From 1998 to 2000, Mr. Berman was Chairman of the Board and C.E.O. of Internet Commerce Corporation (Nasdaq: ICCA), a leading e-commerce business-to-business service provider. From 1982 to 1998, Mr. Berman was President of the American Acquisitions Company, a privately-held merchant banking firm, and from 1983 to 1993, Chairman of the Board of Prestolite Battery Company of Canada, the largest battery producer in Canada. From 1975 to 1982, Mr. Berman served in various executive positions at Banker's Trust Company, including Senior Vice President responsible for managing the M&A and Equity Buyout Departments. Mr. Berman currently serves on the board of directors and advisory boards of several private and public companies, including ICCA and Int'l Microcomputer Software (Nasdaq: IMSI). Mr. Berman holds a J.D. from Boston College Law School and an MBA in Finance from New York University.

         Arthur D. Emil, Esq., has been a practicing attorney in New York City for over forty years, including with Kramer Levin Naftalis & Frankel, from 1994 to 2002 and with Cohen Tauber Spievack & Wagner from 2003 to present. Mr. Emil is a principal owner and Chairman of Night Sky Holdings LLC, a company which owns several restaurants now operating in the New York area, which included Windows on the World, and operated the Rainbow Room from 1986 until December 1998. Mr. Emil is the founding principal and shareholder of two real estate development firms with commercial, residential and mixed-use properties in Connecticut, New York and Ohio. Mr. Emil has served as trustee for various non-profit organizations including The American Federation of Arts and the Montefiore Medical Center. Mr. Emil received his LLB from Columbia University in 1950.

         Martin R. Wade III, is the Chief Executive Officer of International Microcomputer Software Inc, (IMSI) a software development and publishing firm. Since 2000, he also has served as the Chief Executive Officer of Bengal Capital Partners, LLC, a merger and acquisition firm. From 2000 to 2001, Mr. Wade was Director and Chief Executive Officer of Digital Creative Development Corp. From 1998 to 2000, Mr. Wade was Managing Director of

Prudential Securities Inc. and from 1996 to 1998 Managing Director of Salomon Brothers Inc. From 1975 to 1991, Mr. Wade served in various executive positions at Bankers Trust Company, Lehman Brothers, Price Waterhouse Company and CJ Lawrence, Morgan Grenfell. Mr. Wade currently serves on the board of directors of several private and public companies, including Dimon, Incorporated (DMN), IMSI and Energy Transfer Group. Mr. Wade holds an MBA in Finance from the University of Wyoming.


REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

         Under Nevada law, where NexMed is incorporated, shares as to which there is an abstention or broker non-vote shall be deemed to be present at the meeting for purposes of determining a quorum. However, because under Nevada law the nominees for the election of directors must be elected by a plurality of the votes cast at the election, abstentions and broker non-votes will have no effect on the outcome of this vote.


    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                                    DIRECTORS

         Set forth below is certain information as of the Record Date regarding the directors of the Company.

NAME                           AGE    TITLE
----                           ---    -----
Y. Joseph Mo, Ph.D.             55    Chairman of the Board of Directors,
                                      President and Chief Executive Officer

Richard J. Berman.              60    Director

Robert W. Gracy, Ph.D.          61    Director

Stephen M. Sammut               51    Director

James L. Yeager, Ph.D.          56    Director, Senior Vice President for
                                      Scientific Affairs

         Biographical information concerning each of the director nominees is set forth above under the caption "Proposal No. 1 - Election of Directors." Biographical information concerning the remaining directors of the Company is set forth below.

         Robert W. Gracy, Ph.D., is and has been a director of the Company since January 1997 and a member of the Executive Compensation Committee and the Audit Committee of the Board of Directors since February 2000. His current term as a member of the Board of Directors expires in 2004. Since 1993, Dr. Gracy has been Associate Vice President for Research and Biotechnology at the University of North Texas Health Science Center in Fort Worth, Texas. In 2002, Dr. Gracy was appointed by the Governor of Texas to serve on the Special Commission on Biotechnology. Dr. Gracy is the recipient of Research Career Development and MERIT Awards from the National Institutes of Health and research awards from the American Chemical Society and the American Osteopathic Medical Association. Dr. Gracy has published approximately 200 research papers and book chapters, holds patents in biotechnology and lectures internationally on aging and age-related medical problems. He serves as a consultant or as a director on the board of directors of several pharmaceutical, healthcare, and biotechnology organizations. Dr. Gracy received his Ph.D. in Biochemistry from the University of California, Riverside in 1968 and was a Daymon Runyon Cancer Fellow at Albert Einstein College of Medicine and an Alexander von Humboldt Fellow at the University of Wurzburg in Germany. Dr. Gracy is also a member of the Company's Scientific Advisory Committee.

         Y. Joseph Mo, Ph.D., is, and has been since 1995, the Chief Executive Officer and President of the Company and Chairman and member of the Board of Directors. His current term as a member of the Board of Directors expires in 2005. Prior to joining the Company in 1995, Dr. Mo was President of Sunbofa Group, a privately held investment consulting company. From 1991 to 1994, he was President of the Chemical Division, and from 1988 to 1994, the Vice President of Manufacturing and Medicinal Chemistry, of Greenwich Pharmaceuticals, Inc. Prior to that, he served in various executive positions with several major pharmaceutical companies, including Johnson & Johnson, Rorer Pharmaceuticals, and Beecham Pharmaceuticals. Dr. Mo received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1977.

         Stephen M. Sammut, is and has been a director of the Company since May 2001, and a member of the Executive Compensation Committee and the Audit Committee of the Board of Directors since May 2001. His current term as a member of the Board of Directors expires in 2004. Since 2000, Mr. Sammut has been Chairman & CEO of Buttonwood Ventures, a merchant bank and private equity advisory firm and holds appointments as a Lecturer at the Wharton School, the Law School and the School of Engineering and Applied Science of the University of Pennsylvania. From 1993 to 1999, Mr. Sammut was the Managing Director of Access Management Services, Inc., a seed stage venture firm focusing on the formation and funding of life science firms built around university technologies. From 1986 to 1993, Mr. Sammut served in various executive positions with Teleflex Incorporated, a NYSE-listed international engineering/manufacturing company, and S.R. One, Limited, a venture capital fund of SmithKline Beckman Corporation. Mr. Sammut serves on the board of directors and advisory boards of several development-stage biotechnology companies. Mr. Sammut holds an A.B. and M.A. from Villanova University and an MBA from the University of Pennsylvania.

         James L. Yeager, Ph.D., is, and has been since December 1998, a member of the Board of Directors and, since January 2002, Senior Vice President for Scientific Affairs. His current term as a member of the Board of Directors expires in 2005. From June 1996 through December 2001, Dr. Yeager served as the Company's Vice President of Research and Development and Business Development. Before joining the Company, Dr. Yeager was Vice President of Research and Development at Pharmedic Company. From 1979 to 1992, Dr. Yeager held various managerial positions with Abbott Laboratories and Schiapparelli-Searle. Dr. Yeager received his Ph.D. in Industrial and Physical Pharmacy from Purdue University in 1978.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of Common Stock by (a) each person known by NexMed to be the beneficial owner of more than 5% of its outstanding voting securities, (b) NexMed's directors and executive officers, individually, and (c) NexMed's directors and executive officers as a group. Unless otherwise noted herein, the information set forth below is as of the Record Date.


NAME, POSITION AND ADDRESS OF BENEFICIAL OWNER(1)    NUMBER OF SHARES BENEFICIALLY OWNED(2)      PERCENT OF CLASS (%)
-------------------------------------------------    --------------------------------------      --------------------
                                                                                  3,774,000           12.08%
Y. Joseph Mo, Ph.D.
President and Chief Executive Officer (3)

Kenneth Anderson                                                                     78,645           0.27%
Vice-President- Commercial Development (4)

Vivian H. Liu                                                                       476,271           1.63%
Vice President-Corporate Affairs & Secretary (5)

James L. Yeager, Ph.D.                                                              485,000           1.66%
Senior Vice President- Scientific Affairs (6)

Richard J. Berman                                                                    51,844           0.18%
Director (7)

Robert W. Gracy, Ph.D.                                                              171,627           0.59%
Director (8)

Stephen M. Sammut                                                                    70,840           0.24%
Director (9)

All Executive Officers and Directors as a Group                                   5,108,227           15.91%
(seven persons) (10)

Smith Barney Fund Management LLC ("SB Fund")                                      1,657,644           5.72%
388 Greenwich Street, NY, NY 10013 (11)
Salomon Smith Barney Holdings Inc.  ("SSB")
333 W. 34th Street, NY, NY 10013 (11)
Citigroup Inc. ("Citigroup")
399 Park Avenue, NY, NY 10001(11)

Vergemont International Limited                                                   2,000,000           6.90%
dba NexMed (Asia) Limited
Suite 2401-2408, 24F CITIC Tower,
One Tim Mei Avenue, Central, Hong Kong (12)

1) The address for the executive officers and directors of the Company is 350 Corporate Boulevard, Robbinsville, NJ 08691.

2) Except as otherwise noted below, all shares are solely and directly owned, with sole voting and dispositive power.

3) Includes 2,274,000 shares issuable upon exercise of stock options exercisable within 60 days.

4) Includes 62,500 shares issuable upon exercise of stock options exercisable within 60 days.

5) Includes 235,000 shares issuable upon exercise of stock options exercisable within 60 days.

6) Includes 330,000 shares issuable upon exercise of stock options exercisable within 60 days.

7) Includes 40,000 shares issuable upon exercise of stock options exercisable within 60 days.

8) Includes 130,000 shares issuable upon exercise of stock options exercisable within 60 days.

9) Includes 60,000 shares issuable upon exercise of stock options exercisable within 60 days.

10) Includes 3,131,500 shares issuable upon exercise of stock options exercisable within 60 days.

11) Except for percentage information, this information is based on a Schedule 13G filed by the stockholder with the Securities and Exchange Commission on February 13, 2003. SSB is the sole stockholder of SB Fund. Citigroup is the sole stockholder of SSB.

12) Represents shares issued upon the exercise of warrants to purchase 2,000,000 shares of Common Stock in June 2000. The warrants were issued in May 1999, in connection with Vergemont International Limited's acquisition of the Company's Asian operations.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires NexMed's executive officers, directors and persons who beneficially own greater than 10% of a registered class of its equity securities to file certain reports ("Section 16 Reports") with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Stock and other equity securities of the Company. Based solely on the Company's review of the Section 16 Reports furnished to the Company, all Section 16(a) requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except Stephen M. Sammut, Richard J. Berman, and Robert W. Gracy, the Company's non-employee Directors, were each late in filing three reports on Form 4 to report shares of the Company's common stock received in lieu of cash compensation for their services rendered to the Board of Directors, and Y. Joseph Mo, Chairman of the Board of Directors and the Company's President and Chief Executive Officer, was late in filing one Form 4 to report options to purchase shares of the Company's common stock.


                              DIRECTOR COMPENSATION

         In 2001, the Board of Directors adopted a stock option and cash compensation package for its non-employee directors. Upon joining the Board, each new non-employee director would receive a stock option package issued pursuant to the NexMed, Inc. Recognition and Retention Stock Incentive Plan, (the "Recognition Plan"), which generally vests over a period of several years from the date of grant based on continuous and uninterrupted service to NexMed. This approach is designed to align the interests of the directors with those of the Stockholders over the long-term since the full benefits of the stock option compensation package cannot be realized unless the stock price appreciation occurs over a number of years. Each non-employee director also receives $2,000 per day for Board meetings and $500 per day for air travel. For meetings held via teleconference, each non-employee Director receives $500 per meeting. In addition, for service on a Board committee, each non-employee director receives annual compensation of $2,500, with non-employee chairpersons of Board committees receiving additional annual compensation of $2,500.

         Beginning in June of 2002 and for a period of one year or until the meeting of the 2003 Annual Meeting of Stockholders, the non-employee directors, in consideration of the Company's limited cash reserves, opted to receive shares of the Company's Common Stock in lieu of cash for their services to the Board. The shares of Common Stock were issued as Bonus Shares pursuant to the Recognition Plan and were priced at a 10-day closing price average period, which commenced on the day of each meeting. The Stock compensation vests immediately, but the share certificates are held by the Company for the non-employee Directors, until their service on the Board of Directors terminates.

                          THE BOARD AND ITS COMMITTEES

MEETINGS OF THE BOARD OF DIRECTORS

         During the year ended December 31, 2002, six meetings of the Board of Directors were held. All directors attended at least 75% of the combined number of meetings of the Board and the Committees on which they served in during the year ended December 31, 2002.

COMMITTEES

         The Board of Directors presently has four committees, the Executive Compensation Committee, the Audit Committee, the Finance Committee, and the Nominating Committee.

         The Executive Compensation Committee establishes remuneration levels for executive officers of the Company and implements incentive programs for officers, directors and consultants, including the NexMed Inc. Stock Option and Long-Term Incentive Compensation Plan (the "Stock Plan") and the Recognition Plan. The Executive Compensation Committee was formed on February 7, 2000, and it met five times in 2002. The Executive Compensation Committee consists of Richard J. Berman, Robert W. Gracy and Stephen M. Sammut, none of whom is an employee of the Company.

         The Audit Committee periodically meets with the Company's financial and accounting management and independent auditors and accountants and selects the Company's independent accountants, reviews with the independent accountants the scope and results of the audit engagement, approves professional services provided by the independent accountants, reviews the independence of the independent accountants and reviews the adequacy of the internal accounting controls. The members of the Committee meet the independence and experience requirements of the NASDAQ Stock Market listing requirements. The Audit Committee was formed on February 7, 2000 and acts under a written charter first adopted and approved by the Board on the same date, and subsequently amended and approved on May 7, 2001 and October 29, 2002. A copy of the Amended Audit Committee Charter is attached as Exhibit A. The Audit Committee met five times in 2002, and consists of Richard J. Berman, Robert W. Gracy and Stephen M. Sammut, none of whom is an employee of the Company.

         The Finance Committee makes recommendations to the Board of Directors concerning financing opportunities and instruments. The Finance Committee was formed on June 21, 2002. The Finance Committee did not meet in 2002, and consists of Richard J. Berman, Y. Joseph Mo and Stephen M. Sammut.

         The Nominating Committee makes recommendations to the Board of Directors concerning candidates for board vacancies. The Nominating Committee was formed on February 7, 2000. The Nominating Committee met one time in 2002, and consists of Richard J. Berman, Y. Joseph Mo and James L. Yeager.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid by NexMed during the years ended December 31, 2002, 2001 and 2000 to its four most highly compensated employees, including the Chief Executive Officer, who were serving as NexMed's executive officers at the end of 2002:

----------------------------------------------------------------------------------------------------------------------
                                                                        LONG-TERM COMPENSATION
                             FISCAL        ANNUAL         ANNUAL          AWARDS/SECURITIES            ALL OTHER
NAME                          YEAR        SALARY ($)     BONUS ($)       UNDERLYING OPTIONS(#)     COMPENSATION ($)
----------------------------------------------------------------------------------------------------------------------
Y. Joseph Mo                  2002         250,000           --                 500,000               9,870 (2)
                              2001         225,000          80,000                --                  8,461 (2)
                              2000         180,000          72,000            1,114,000               6,230 (2)

----------------------------------------------------------------------------------------------------------------------
Kenneth Anderson              2002         148,000           --                109,582                5,482 (3)
                              2001         142,000         35,000               25,000                  492 (3)
                              2000          19,154(1)       3,000               67,500                   --

----------------------------------------------------------------------------------------------------------------------


                                       7

----------------------------------------------------------------------------------------------------------------------
Vivian H. Liu                 2002         147,000           --                219,284                5,691 (2)
                              2001         140,000         43,000                 --                  4,456 (2)
                              2000         132,000         40,000               90,000                4,014 (2)

----------------------------------------------------------------------------------------------------------------------
James L. Yeager               2002         203,000         50,000 (4)             --                  9,440 (2)
                              2001         195,000         62,000                 --                  6,779 (2)
                              2000         156,000         60,000              120,000                5,379 (2)

----------------------------------------------------------------------------------------------------------------------

(1) Kenneth Anderson started with the Company in November 2000 at an annual salary of $140,000 per year.

(2)  Includes 3% matching contributions to the Scudder Kemper 401(K) plan.

(3) Includes 3% matching contributions to the Scudder Kemper 401 (K) plan, effective November 2001.

(4) Granted as Dr. Yeager's Retention Package for 2003. Dr. Yeager paid the after-tax amount of the cash bonus to the Company and reduced the principal on his outstanding promissory note.

EMPLOYMENT AGREEMENTS

         As of the year ended December 31, 2002, there was one employment agreement between the Company and one of its executive officers.

         On February 26, 2002, the Company entered into an employment agreement with Y. Joseph Mo, Ph.D., that has a term of five years, and pursuant to which Dr. Mo will serve as the Company's Chief Executive Officer and President. During his employment with the Company, Dr. Mo will receive an annual base salary of at least $250,000 (to be raised to $350,000 after the Company sustains gross revenues of $10 million for two consecutive fiscal quarters), subject to annual cost of living increases. Dr. Mo will also be eligible to earn an annual bonus based on the attainment of financial targets established by the Board of Directors or its Compensation Committee in consultation with Dr. Mo. In addition to other benefits and perquisites generally provided to employees of the Company, during his employment, the Company agreed to provide Dr. Mo with split dollar life insurance with a death benefit of $2 million, an automobile for his business use, payment of up to $10,000 per year in annual dues for a social club, and up to $20,000 per year for financial and estate planning.

         The employment agreement provides for three grants of options to purchase 300,000 shares of Company common stock per grant under the Company's Stock Option Plan. These options are intended to be incentive stock options to the fullest extent permitted under the Internal Revenue Code. The first grant of 300,000 shares was made on February 26, 2002 and the second on February 26, 2003. The third grant of 300,000 shares would take place on February 26, 2004, or on the second anniversary of the execution of the employment agreement. In addition, the Company, subject to certain financial restrictions, agreed to loan Dr. Mo up to an aggregate of $2 million to exercise previously granted options.

         Under the employment agreement, Dr. Mo is entitled to deferred compensation in an annual amount equal to one-sixth of the sum of Dr. Mo's base salary and bonus for the 36 calendar months preceding the date on which the deferred compensation payments commence subject to certain limitations, including annual vesting through January 1, 2007, as set forth in the employment agreement. The deferred compensation will be payable monthly for 180 months commencing on termination of employment as discussed below. In addition, Dr. Mo is entitled to a tax gross up in the event any payments to him from the Company are subject to an excise tax under Section 4999 of the Internal Revenue Code, which imposes such excise tax with respect to certain payments made in connection with a change in control.

         In the event Dr. Mo's employment is terminated for "Cause" (as defined in the employment agreement), Dr. Mo will only be entitled to receive any earned but unpaid base salary, bonus and benefits. Any outstanding loan from the Company to Dr. Mo to purchase Company stock options will become immediately due and payable and Dr. Mo forfeits all deferred compensation.

         In the event of the termination of Dr. Mo's employment due to death or "permanent disability" (as defined in the employment agreement), Dr. Mo (or his estate, if applicable) will be entitled to receive any earned but unpaid base salary, bonus and benefits. In the event of a termination due to permanent disability, Dr. Mo shall continue to receive his base salary at 50% of the rate in effect at the time of termination until the earlier of (i) the fifth anniversary of the termination or (ii) January 1, 2014. This payment will be offset by any payments received from the Company's long term disability policy to the extent that the sum of the monthly payments from the Company and under the Company's long term disability policy exceed Dr. Mo's "Basic Monthly Earnings" (as defined in the Company's long term disability policy). In the event of Dr. Mo's death, the Company shall pay his beneficiary or estate (as applicable) a lump sum amount equal to the present value of Dr. Mo's deferred compensation arrangement.

         In the event Dr. Mo's employment is terminated by the Company without Cause or by Dr. Mo with "Good Reason" (as defined in the employment agreement), Dr. Mo will be entitled to receive any earned but unpaid base salary, bonus and benefits. In addition, in the event of either such termination, Dr. Mo will receive the deferred compensation payments, a pro rated bonus for the year in which the termination occurs, up to $10,000 in reimbursement for job search services and two years continued medical coverage or its equivalent.
In the event Dr. Mo's terminates his employment without Good Reason, Dr. Mo will be entitled to receive any earned but unpaid base salary, bonus and benefits. In addition, Dr. Mo would begin to receive his deferred compensation payments on January 1, 2014.

         On January 25, 2003, the Company, with Dr. Mo's consent, terminated the split dollar life insurance with a death benefit of $2 million. The Company continues to maintain a term life insurance policy for Dr. Mo, with a death benefit of $25 million and with the Company as the sole beneficiary.

         During 2003, the Company intends to enter into employment agreements with the three remaining officers. The overall objectives of entering into employment agreements with its key executives are to retain the executive talent, to motivate the executives to achieve the goals inherent in the Company's business strategy, and to reward individual contributions as well as accomplishment of overall business results. The employment agreements contemplated for the three remaining executives are more modest in scope and provisions than the employment agreement for Dr. Mo.

                            STOCK OPTION INFORMATION

         The following table sets forth the stock options granted to the named executive officers during the year 2002, pursuant to the Stock Plan:

----------------------------------------------------------------------------------------------------------------------
                                                 PERCENTAGE OF TOTAL                                  GRANT DATE
                           NUMBER OF SHARES       OPTIONS GRANTED TO         EXERCISE PRICE          PRESENT VALUE
NAME                      UNDERLYING OPTIONS     EMPLOYEES IN 2002 (%)       PER SHARE ($)              ($) (5)
----------------------------------------------------------------------------------------------------------------------
Y. Joseph Mo                   300,000(1)                 19.06                  $2.91(1)            $780,000.00
                               200,000(2)                 12.70                  $0.81(2)            $144,000.00

----------------------------------------------------------------------------------------------------------------------

Kenneth Anderson                45,000(3)                  2.85                  $0.70(3)            $28,350.00
                                64,582(4)                  4.10                  $0.55(4)            $31,645.00

----------------------------------------------------------------------------------------------------------------------

Vivian H. Liu                  105,000(3)                  6.67                  $0.70(3)            $66,150.00
                               114,284(4)                  7.26                  $0.55(4)            $55,998.00

----------------------------------------------------------------------------------------------------------------------

James L. Yeager                     0                        --                      --                   --

----------------------------------------------------------------------------------------------------------------------

(1) The options were granted on February 26, 2002 pursuant to the terms of Dr. Mo's employment agreement. The exercise price (the price that the officer must pay to purchase each share of stock that is subject to an option) was based on the fair market value of the Company's common stock on the day of grant. The options expire on February 26, 2012 and vest in three equal installments on February 26, 2003, February 26, 2004 and February 26, 2005.

(2) The options were granted on December 16, 2002 as the 2002 bonus for Dr. Mo. The exercise price is based on a thirty-day average of the closing price of the Company's common stock, or from December 16, 2002 through January 15, 2003. The options expire on December 16, 2012 and vested on January 15, 2003.

(3) The options were granted in connection with a pending employment agreement. Pending execution of the final employment agreement, the options would expire on December 16, 2012 and vest in three equal installments on December 31, 2003, 2004 and 2005. The exercise price is equal to the fair market value of the stock on the date of grant of the option.

(4) The options were granted in connection with a 2003 Retention Package approved by the Board of Directors on December 3, 2002. The options expire on December 3, 2012 and vest on July 1, 2003. The exercise price is equal to the fair market value of the stock on the date of grant of the option.

(5) The fair value of each stock option is estimated on the date of grant using the Black-Scholes option-pricing model. For options with ten-year terms, the assumptions are 100%, 1.35% and 0% for the volatility, risk free yield and dividend yield, respectively.

                       2002 FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning each exercise of stock options during 2002 as well as the value of unexercised options at December 31, 2002 held by the executives named in the Summary Compensation Table above.

----------------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE OF
         NAME            ACQUIRED ON EXERCISE      VALUE REALIZED ($)     SECURITIES UNDERLYING       UNEXERCISED
         ----            OF STOCK OPTIONS (#)                            UNEXERCISED OPTIONS AT      IN-THE-MONEY
                                                                           FISCAL YEAR END (#)     OPTIONS AT FISCAL
                                                                               EXERCISABLE           YEAR END ($)
                                                                         (E)/UNEXERCISABLE (U)        EXERCISABLE
                                                                                   (1)             (E)/UNEXERCISABLE
                                                                                                        (U) (1)
----------------------------------------------------------------------------------------------------------------------
Y. Joseph Mo.                      0                       0                1,974,000 (E) (2)            0 (E)
                                                                             500,000 (U) (3)             0 (U)
----------------------------------------------------------------------------------------------------------------------
Kenneth Anderson                   0                       0                 62,500 (E) (4)              0 (E)
                                                                             139,582 (U) (5)          22,783 (U)
----------------------------------------------------------------------------------------------------------------------
Vivian H. Liu                   50,000                   81,500              235,000 (E) (2)             0 (E)
                                                                             219,284 (U) (6)          19,335 (U)
----------------------------------------------------------------------------------------------------------------------
James L. Yeager                    0                       0                 330,000 (E) (2)             0 (E)
                                                                                  0 (U)                  0 (U)
----------------------------------------------------------------------------------------------------------------------

(1) Based on a closing sale price of the Company's Common Stock on the NASDAQ Stock Market of $0.71 on December 31, 2002.

(2) Includes stock options at exercise prices ranging from $2.00 - $4.00 per option share.

(3) Includes stock options at exercise price ranging from $0.81 - $2.91 per option share.

(4) Includes stock options at exercise prices ranging from $3.00 - $16.25 per option share.

(5)  Includes stock options at $0.55 - $16.25 per option share.

(6) Includes stock option at exercise prices ranging from $0.55 - $0.70 per option share.

            PERFORMANCE COMPARISON OF TOTAL RETURNS OF NEXMED, INC., THE U.S. NASDAQ STOCK MARKET AND NASDAQ PHARMACEUTICALS STOCKS

         The following graph shows the yearly change in cumulative total stockholder return on NexMed Common Stock (assuming a $100 investment on January 1, 1998 and quarterly reinvestment of dividends during the period) compared to the cumulative total return on the Nasdaq Stock Market (U.S.) and Nasdaq Pharmaceutical Stocks for the past 5 fiscal years. The Company believes that while total stockholder return is an important indicator of corporate performance, the stock prices of drug delivery technology stocks like NexMed are subject to a number of market-related factors other than company performance, such as the current market conditions, the general state of the economy and the performance of other drug delivery technology stocks.

                                (Graph omitted)

--------------------------------------------------------------------------------------------------------------------
                                               1/1/98       12/31/98     12/31/99    12/29/00   12/31/01   12/31/02
--------------------------------------------------------------------------------------------------------------------
NexMed                                            100         141.66          275      533.33     226.66      47.33
--------------------------------------------------------------------------------------------------------------------
Nasdaq                                            100         140.98       264.48      157.41     124.88      86.33
--------------------------------------------------------------------------------------------------------------------
Nasdaq Pharmaceutical Stocks                      100         126.93       239.34      298.54     254.43     164.38
--------------------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In July 2001, the Company advanced $100,000 to Vivian Liu, the Company's Vice President and Secretary. The advance was evidenced by a promissory note, which bore interest at 5% per annum and was due on May 24, 2002. Prior to the due date, the principal amount due was rolled into a new promissory note, which bore interest at 5% per annum and had a new due date of December 31, 2002. As of September 30, 2002, the principal amount of $100,000 was repaid along with all interest due.

         In April 2002, the Company advanced $150,000 to James L. Yeager, Ph.D., the Company's Senior Vice President for Scientific Affairs and a director. The advance is evidenced by a promissory note, which bears interest at 5% per annum and was due on November 15, 2002. For his 2003 Retention Package, Dr. Yeager received a $50,000 cash payment and paid the net after-tax amount to the Company in order to reduce the principal on the promissory note. The amount of $115,725 remained outstanding as of December 31, 2002. According to the terms of the note, upon default the interest rate increased to 15% per annum. Interest due on the promissory note at the default rate of 15% has been paid on a timely basis.

                    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Richard J. Berman, Robert W. Gracy and Stephen M. Sammut served on the Executive Compensation Committee in 2002. None of these three individuals has ever been an employee of NexMed or its subsidiaries. No NexMed executive officer has ever served as a member of the board of directors or the compensation committee of any company whose executive officers include a member of the Board of Directors or the Executive Compensation Committee.

                             AUDIT COMMITTEE REPORT

         We have reviewed and discussed with management NexMed's audited consolidated financial statements for the year ended December 31, 2002.

         We have discussed with PricewaterhouseCoopers LLP
("PricewaterhouseCoopers"), NexMed's independent auditor, the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees, as amended.

         We have also received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with PricewaterhouseCoopers its independence.

         Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in NexMed's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                                   The Audit Committee of the Board of Directors



                                   Richard J. Berman
                                   Robert W. Gracy
                                   Stephen M. Sammut


                     EXECUTIVE COMPENSATION COMMITTEE REPORT

OVERALL POLICY

         NexMed's executive compensation program is designed to be linked to corporate performance and the total return to Stockholders over the long-term. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and Stockholder interests and to reward individual contributions as well as overall business results.

         The key elements of the Company's executive compensation during the last fiscal year consisted of base salary, an annual bonus and the grant of stock options under the Stock Plan.

SALARIES

         The Executive Compensation Committee approves the salaries of the Chief Executive Officer of the Company and exercises oversight over the compensation of the other named executive officers of the Company. All final determinations are subjective. In establishing salary levels for 2002, the Executive Compensation Committee placed the most emphasis on the progression of the proprietary products under development and the financial condition of the Company based primarily on readily available working capital as of the end of the preceding fiscal year. The Executive Compensation Committee also afforded substantial weight to the Company's long-term prospects and performance. Factors of lesser significance considered were experience of the executive officers and a subjective understanding of salary levels of executive management personnel of other similarly situated companies.

BONUSES

         Cash bonuses are awarded to named executive officers based upon a subjective evaluation by the Executive Compensation Committee of the performance of each named executive officer during the year. Of particular significance was the progression of the proprietary products under development and the financial condition of the Company. In light of the Company's limited cash reserves, the Chief Executive Officer was awarded a bonus in the form of a stock option grant in 2002. The other three named executive officers at fiscal year end were awarded retention packages for 2003 in the form of stock option grants or cash. (see "Summary Compensation Table" under the heading "Executive Compensation" and "Stock Option Information" in this Proxy Statement).

STOCK OPTIONS

         Under the Stock Plan, which was adopted by the Company in December 1996, the Company's employees, including the named executive officers, are eligible to receive stock options, stock appreciation rights, restricted stock and other stock-based awards. The Executive Compensation Committee is responsible for determining the recipients and the size of the awards. In selecting the size and type of awards under the Stock Plan, the Executive Compensation Committee considers the nature of the position held as well as the other factors used to determine salaries and its subjective expectation of the potential for appreciation in the market value of the Common Stock. All final determinations are subjective.

         Stock options awarded under the Stock Plan generally vest over a period of several years from the date of grant. This approach is designed to align the interests of the executive officers with those of the Stockholders over the long-term since the full benefits of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Compensation for Y. Joseph Mo, Ph.D., the Company's Chairman of the Board, President and Chief Executive Officer, historically has been established in accordance with the principles described above. Since February 2002, Dr. Mo's base salary has been determined by his employment agreement. The employment agreement with Dr. Mo was executed after extensive discussions and negotiations between the Company and Dr. Mo. The Company had engaged the services of an independent consultant to prepare a comparative report between the compensation to be provided in Dr. Mo's employment agreement and compensation of the senior most officers at a select group of the Company's peer group. The amount of Dr. Mo's stock option bonus was awarded based upon a subjective evaluation by the Executive Compensation Committee of the performance of Dr. Mo during the year. Of particular significance was the progression of the proprietary products under development and the financial condition of the Company. Dr. Mo received bonuses of 200,000 stock options at an exercise price of $0.81 per option, $80,000, and $72,000, for fiscal years 2002, 2001 and 2000 respectively. Dr. Mo's base salary was $250,000, $225,000, and $180,000 for fiscal years 2002, 2001, and 2000 respectively. In January 2000, the Company granted Dr. Mo 1,114,000 stock options at an exercise price of $4.00 per option. The stock options vested as follows: 371,333 stock options on December 31, 2000, 371,333 stock options on December 31, 2001 and 371,334 stock options on December 31, 2002. In February 2002, pursuant to the terms of Dr. Mo's employment agreement, the Company granted Dr. Mo 300,000 stock options at an exercise price of $2.91 per option. The stock options vest in three equal installments of 100,000 stock options each on February 26, 2003, February 26, 2004 and February 26, 2005, respectively.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Internal Revenue Code (the "Code"), and the Treasury Regulations issued thereunder, generally disallow a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the Chief Executive Officer or any of the four other most highly compensated executive officers employed on the last day of the taxable year, unless such compensation is paid pursuant to a qualified "performance-based compensation" arrangement, the material terms of which are disclosed to and approved by stockholders.

         It is the general policy of the Executive Compensation Committee to have executive compensation paid by the Company treated as fully tax deductible, without regard to the limitations imposed by Section 162(m) of the Code. All compensation paid during fiscal year 2002 was determined to be tax deductible. However, due to the inflexibility of qualifying all compensation for an exemption from the application of Section 162(m) of the Code, the Executive Compensation Committee reserves the right to grant future compensation awards in such amounts as it may deem appropriate in the exercise of its business judgment, notwithstanding whether those awards are fully tax deductible.

                                 The Executive Compensation Committee of the
                                 Board of Directors



                                 Richard J. Berman
                                 Robert W. Gracy
                                 Stephen M. Sammut

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Audit Committee has selected PricewaterhouseCoopers LLP as independent accountants to audit and report upon the consolidated financial statements of the Company for the 2003 fiscal year and is submitting this matter to the Stockholders for their ratification. PricewaterhouseCoopers LLP served as the Company's independent auditors in fiscal year 2002 and in prior years.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") for the years ended December 31, 2002 and 2001, were:

                                                      2002           2001
                                                      ----           ----
AUDIT                                                $117,152       $102,953

TAX                                                    71,508         72,192
                                                     --------       --------

TOTAL                                                $188,660       $175,145
                                                     ========       ========

The Audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company and issuance of consents, income tax provision procedures, and assistance with review of documents filed with the SEC.

Tax fees for the years ended December 31, 2002 and 2001, respectively, were for services related to: tax compliance, including the preparation of tax returns and claims for refund; and tax planning and tax advice, including assistance with and representation in tax audits and appeals, and requests for rulings or technical advice from tax authorities.

         The Audit Committee of the Board of Directors has considered whether the provision of the services set forth in the preceding paragraphs is compatible with maintaining PricewaterhouseCoopers' independence.

         A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

         Under Nevada law, shares as to which there is an abstention or broker non-vote shall be deemed to be present at the meeting for purposes of determining a quorum. However, because under Nevada law approval of this proposal requires that the votes cast in favor of it exceeds the votes cast opposing it, abstentions and broker non-votes will have no effect on the outcome of this proposal. If Stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Board of Directors will consider other independent auditors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT
               ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2003.

                              SHAREHOLDER PROPOSALS

         Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2003 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, if they are received by the Secretary of the Company on or before January 2, 2004.

         Stockholders who intend to present a proposal at the 2004 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials for the 2004 Annual Meeting are required to provide notice of such proposal to the Company no later than thirty-five (35) days nor more than sixty (60) days prior to the 2004 Annual Meeting of Stockholders. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

         Proposals and notices of intention to present proposals at the 2004 Annual Meeting should be addressed to Vivian H. Liu, Secretary, NexMed, Inc., 350 Corporate Boulevard, Robbinsville, New Jersey 08691.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or vote these proxies by telephone at (800) 240-6326 or by internet at http/www.eproxy.com/nexm/.



                                          By Order of the Board of
                                          Directors,

                                          /s/ Vivian H. Liu
                                          ------------------------------
                                          Vivian H. Liu
                                          Secretary
April 30, 2003
Robbinsville, NJ

                                                                       Exhibit A

                                 CHARTER OF THE

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                 OF NEXMED, INC.

STATEMENT OF POLICY

The Audit Committee is a committee of the Board of Directors. It shall provide assistance to the Board in fulfilling the Board's oversight functions relating to the quality and integrity of the Company's financial reports, monitor the Company's financial reporting process and internal control system, and perform such other activities consistent with this Charter and the Company's By-laws as the Committee or the Board deems appropriate. It shall have such functions as are provided by NASDAQ, the Securities and Exchange Commission and the federal securities laws.

MEMBERSHIP

The Audit Committee shall be comprised of three or more directors, none of whom shall be an employee of the Company and each of whom shall be independent directors. For purposes of the Audit Committee an independent director shall be one who (a) is not and has not been employed by the Company or an affiliate within the last three years and is not receiving any compensation from the Company except for Board or Committee service; (b) has not, in the past three years, accepted more than $60,000 per year in compensatory, advisory or other compensatory fees, including political contributions, from the Company, other than in such director's capacity as a member of the Board of Directors or a committee thereof, and does not have a family member who has received more than $60,000 in such fees or other compensation; (c) has not been employed by or a partner of the Company's independent auditors and worked on the Company's audit engagement in the past three years; (d) is not an executive officer of a charity to which the Company has made payments equal to the greater of $200,000 or five percent of either the Company's or the charity's gross revenues; (e) is not a family member of an individual who has been an executive officer of the Company or its affiliates in any of the past three years; (g) is not the holder of twenty percent or more of the Company's voting securities; and (h) is not, and has not been for the past three years, employed as an executive of another entity on whose compensation committee an executive of the Company serves. In addition members of the Audit Committee shall meet the independence requirements of NASDAQ and the Securities Exchange Act of 1934 (the "Exchange Act") in effect from time to time, and in the event of any conflict between the foregoing standards and the Exchange Act and NASDAQ, the standards of the Exchange Act and NASDAQ shall govern the composition of the Audit Committee. All members of the Committee shall be financially literate, and at least one member shall be a "financial expert" as such term shall be defined by rule promulgated by the Securities and Exchange Commission.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting or until their respective successors shall be duly elected and qualified.

MEETINGS

The Audit Committee shall meet at least three times annually, once to review the audit plan of the outside auditors, once to review the Company's annual audited financial statements prior to their issuance, and once to review the post-audit findings of the outside auditors. A quorum for these meetings shall be a majority of the members.

The Audit Committee shall also meet at least three times annually to confer with the outside auditors and management to review the Company's interim financial statements and reports prior to the public announcement of financial results and the filing of the reports with the Securities and Exchange Commission. A quorum for these meetings shall be one of the members.

The Audit Committee may also hold any special meetings as may be called by the Chairman of the Audit Committee or at the request of outside auditors or the internal accounting staff or management. Members of senior management, the outside auditors or others may attend meetings of the Audit Committee at the invitation of the Audit Committee and shall provide pertinent information as necessary. The Audit Committee shall meet with the outside auditors, the internal accounting staff and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Audit Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Audit Committee may meet via telephone conference calls or by unanimous written consent of its members.

The Committee shall report regularly to the Board as to its activities.

RELATIONSHIP WITH OUTSIDE AUDITORS

The outside auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders, but shall report directly to the Audit Committee. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. All auditing services and non-audit services provided to the Company by the outside auditors shall be preapproved by the Audit Committee in accordance with such rules or limitations the Audit Committee adopts. The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the decisions of any member to whom authority is so delegated to preapprove an activity shall be presented to the full Audit Committee at its next meeting.

SCOPE OF POWERS AND FUNCTIONS

The Audit Committee's primary functions are to:

Documents/Reports Review

1.   Review and assess the adequacy of this Charter at least annually.

2. Review all public announcements of financial results and quarterly and annual financial statements and reports prior to any filing with the Securities and Exchange Commission or any release to the public or investors.

3. Recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

Outside Auditors

4. Approve the appointment and compensation of the outside auditors prior to any engagement, and recommend that appointment to shareholders for ratification.

5. Review all relationships the outside auditors have with the Company to determine their independence and obtain and review a report from the outside auditors concerning the auditors' internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. The outside auditors shall annually provide to the Audit Committee a written statement delineating all such relationships.

6. Review the annual audit plan of the outside auditors and evaluate their performance.

7. Review the experience and qualifications of the senior members of the outside auditors team.

8. Obtain and review a report from the outside auditors at least annually as to (a) all critical accounting policies to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditors, and (c) other material written communications between the outside auditors and management of the Company, including management letters and schedules of unadjusted differences.

9. Require the rotation of the lead (and coordinating or reviewing) audit partner on a regular basis in accordance with the requirements of the Exchange Act.

10. Review the Company's hiring of employees or former employees of the outside auditors who participated in any capacity in the audits of the Company.


Financial Reporting Processes

11. Consult with the outside auditors concerning the completeness and accuracy of the Company's financial statements.

12. Consult with the outside auditors concerning the quality of the Company's accounting principles as applied in its financial statements and reporting.

13. Review any significant judgments made in management's preparation of the financial statements and the view of the outside auditors as to the appropriateness of such judgments.

14. Review any significant difficulties encountered during the course of the audit or review, including any restrictions on the scope of the outside auditors' work or access to reviewed information.

15. Review any disagreements between management and the outside auditors in connection with any public announcements of financial results and quarterly and annual financial statements and reports.

16. Review changes to the Company's accounting principles as recommended by the outside auditors or management.

17. Review with the outside auditors and internal audit staff the adequacy of the Company's system of internal controls and disclosure controls and procedures, including computerized information system controls and security, and any related significant findings and recommendations of the outside auditors, together with management's responses thereto.

18. Review periodically with the Company's general counsel, legal and regulatory matters that could have a significant effect on the Company's financial statements.

19. Discuss with management and the outside auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

Other

20. Reviewing existing policies concerning related party transactions and conflicts of interest between Board members or senior management, on the one hand, and the Company, on the other hand and recommend any changes to such policies.

21. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22. Discuss the Company's policies with respect to risk assessment and risk management.

23.  Perform an annual self-evaluation of the Audit Committee.

24. Investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

The Audit Committee shall have such other functions as are provided by NASDAQ, the Securities and Exchange Commission and the federal securities laws.

The Audit Committee shall have the authority to engage and determine funding for outside legal, accounting or other advisors as it determines necessary to carry out its functions.

Limitation of Audit Committee's Role

The Company's management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and disclosure controls and procedures. The outside auditors audit the Company's financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors.

While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The responsibility to plan and conduct audits is that of the outside auditors. The Company's management has the responsibility to determine that the Company's disclosures and financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to assure the Company's compliance with laws and regulations or compliance with any code(s) of conduct adopted by the Company. The primary responsibility for these matters rests with the Company's management.

                    [FORM OF PROXY-FRONT SIDE OF TOP PORTION]

                         TO OUR STOCKHOLDERS,

                         YOU ARE CORDIALLY INVITED TO ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS, TO BE HELD IN THE CONFERENCE ROOM OF NEXMED, INC.'S FACILITIES AT 350 CORPORATE BOULEVARD, ROBBINSVILLE, NJ 08691, AT 10:00 A.M. ON MONDAY, JUNE 16, 2003.
[COMPANY LOGO]
                         THE ENCLOSED PROXY STATEMENT PROVIDES YOU WITH ADDITIONAL DETAILS ABOUT ITEMS THAT WILL BE ADDRESSED AT THE ANNUAL MEETING. FOLLOWING CONSIDERATION OF THE PROPOSALS SET FORTH IN THE PROXY STATEMENT, AN OVERVIEW OF NEXMED, INC.'S ACTIVITIES WILL BE PRESENTED AND WE WILL BE AVAILABLE TO ANSWER ANY QUESTIONS YOU MAY HAVE. AFTER REVIEWING THE PROXY STATEMENT, PLEASE SIGN, DATE AND INDICATE YOUR VOTE FOR THE ITEMS LISTED ON THE PROXY CARD BELOW AND RETURN IT BY MAIL IN THE ENCLOSED, POSTAGE-PAID ENVELOPE, OR VOTE BY TELEPHONE BY CALLING
                         (800) 240-6326 (U.S. ONLY), OR BY INTERNET AT HTTP://WWW.EPROXY.COM/NEXM/, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                         THANK YOU FOR YOUR PROMPT RESPONSE.



                                                    SINCERELY,
                                                    VIVIAN H. LIU
                                                    SECRETARY

           NEXMED, INC. 350 CORPORATE BOULEVARD ROBBINSVILLE, NJ 08691

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                  [FORM OF PROXY- REVERSE SIDE OF TOP PORTION]

PROXY                                                                      PROXY

                                  NEXMED, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) Vivian H. Liu and Y. Joseph Mo, or either of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of NexMed, Inc. to be held at the Company's headquarter facilities at 350 Corporate Boulevard, Robbinsville, New Jersey on Monday, June 16, 2003, at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

         In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

         This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder. If no instructions are given, the shares will be voted FOR the election of the nominees for directors named below and FOR Proposal No. 2. Any prior proxy is hereby revoked.

                              (PLEASE DETACH HERE)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED BELOW AND FOR PROPOSAL NO. 2.

PROPOSAL 1: Election of Directors:

Richard J. Berman:         FOR      WITHHOLD:
                                    AUTHORITY

                           [ ]        [ ]

Arthur D. Emil:            FOR      WITHHOLD:
                                    AUTHORITY

                           [ ]        [ ]

Martin R. Wade III:        FOR      WITHHOLD:
                                    AUTHORITY

                           [ ]         [ ]

PROPOSAL 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

   FOR   AGAINST           ABSTAIN

   [ ]     [ ]               [ ]


Address Change? Mark Box [ ] Indicate changes below:



Date:
     ----------------------------------------

---------------------------------------------

---------------------------------------------
Signature(s) in Box

Please sign exactly as your name appears at the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

[FORM OF PROXY DETACHABLE PROXY CARD]
COMPANY #
CONTROL #


THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZED THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

o USE ANY TOUCH-TONE TELEPHONE TO VOTE YOU PROXY 24 HOURS A DAY, 7 DAYS A WEEK, UNTIL NOON (EST) ON FRIDAY, JUNE 13, 2003.

o YOUR WILL BE PROMPTED TO ENTER YOUR 3-DIGIT COMPANY NUMBER AND YOUR 7-DIGIT CONTROL NUMBER WHICH ARE LOCATED ABOVE.

o    FOLLOW THE SIMPLE INSTRUCTIONS THE VOICE PROVIDES YOU.

VOTE BY INTERNET - HTTP://WWW.EPROXY.COM/NEXM/ - QUICK *** EASY *** IMMEDIATE

o USE THE INTERNET TO VOTE YOUR PROXY 24 HOURS A DAY, 7 DAYS A WEEK, UNTIL NOON (EST) ON FRIDAY, JUNE 13, 2003.

o YOU WILL BE PROMPTED TO ENTER YOUR 3-DIGIT COMPANY NUMBER AND YOUR 7-DIGIT CONTROL NUMBER, WHICH ARE LOCATED ABOVE TO OBTAIN YOUR RECORDS AND CREATE AN ELECTRONIC BALLOT.

VOTE BY MAIL

MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE WE'VE PROVIDED OR RETURN IT TO NEXMED, INC., C/O SHAREOWNER SERVICES(SM), P.O. BOX 64873, ST-PAUL, MN 55164-0873.


      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.
                               PLEASE DETACH HERE